SASCO 2005-GEL2
Credit Risk Manager Report
July 2005
2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

This Report is furnished on a confidential basis to the recipient listed herein.

By acceptance of this Report, the recipient agrees that it will not:

I. Transmit this Report to anyone other than a person or entity having a fiduciary relationship with, or beneficial interest in, this portfolio;
II. Reproduce any or all of this Report; or
III. Contact any servicer or originator regarding any information in this Report.
2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One     Executive Summary
Section Two     Prepayment Premium Analysis
Section Three   Analytics

2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2
Executive Summary
July 2005

Transaction Summary

Closing Date:        04/29/2005
Servicer(s):         Aurora Loan Services, COLONIAL MORTGAGE GROUP, Inc.,
                     Ocwen Financial Services, Wells Fargo / ASC,
                     Wells Fargo Bank, N.A.
Mortgage Insurer(s): CA Housing Insurance Fund, General Electric Mortgage
                     Insurance, Mortgage Guaranty Insurance Corporation,
                     PMI Mortgage Insurance Co., Republic Mortgage
                     Insurance Company, United Guaranty Residential
                     Insurance Company
Delinquency Reporting
Method:              OTS*

Collateral Summary

                        Closing     6/30/05**      6/30/05
                          Date                     as a % of
                                                   Closing Date

Collateral Balance    $197,188,675  $145,676,316    73.87%
Loan Count                1,236       1,087         87.94%


* OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
** These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
2005 The Murrayhill Company. All Rights Reserved.

Loan Level Analysis

Foreclosure
In June 2005, there were 16 loans in foreclosure with a total unpaid principal balance (UPB) of $2,032,257. Murrayhill identified three foreclosure loans that were originated as investment properties and have multiple risk factors. Murrayhill will continue to monitor these loans through the foreclosure process. These three loans are detailed below.

Murrayhill  UPB    Loan      Property   Documentation  Estimated
ID                 Purpose   Type       Level          Foreclosure
                                                       Sale Date*
6284317** $66,817  Purchase  Multi-Unit  Low           December 2005
6284329** $63,876  Purchase  Multi-Unit  Low           February 2006
6284333   $165,620 Cash-out  Single      Low           November 2005
                   Refinance Family

*The estimated foreclosure sale date is based on state foreclosure timelines. **Murrayhill ID 6284317 & 6284329 was originated for the same borrower.

Collateral Statistics

                                Loan Count  Summed Balance

Repurchases                          0            $0
Early Payment Defaults *             1         $428,609
Suspect Original Appraisals **       0            $0
Multiple Loans to One Borrower      22        $3,821,462

* A default that occurs within the first, second, or third scheduled payments due
** Large value declines caused by an inflated original appraisal
2005 The Murrayhill Company. All Rights Reserved.

Second Lien Statistics

                                Loan Count   Summed Balance

Total Outstanding Second Liens     306        $7,358,840
30 Days Delinquent                  13        $208,534
60 Days Delinquent                   1        $8,083
90+ Days Delinquent                  6        $127,022

Delinquencies
                             30   60   90+   F    R
As Reported on Remittance:   60   15    8    15   0
As Reported by the Servicer: 51   18   11    16   0
Difference*:                  9    3    3     1   0

*Murrayhill is working with the Master Servicer to determine the reason for the delinquency difference.

Prepayments

Distribution   Beginning      Total        Percentage of
Date           Collateral     Prepayments  Prepayment
               Balance
7/25/2005     $158,638,392    $6,948,360     4.38%
6/25/2005     $164,170,556    $5,150,647     3.14%
5/25/2005     $171,608,214    $6,894,203     4.02%

Prepayment Premium Analysis

Prepayment Premium Issue for Prior Month

According to the 4/30/2005 investor reporting file, the servicer did not collect a prepayment premium for Murrayhill ID 6285138. Murrayhill contacted the servicer and asked why this premium was not remitted. The servicer stated that the premium was waived because the rider contained a sales clause and this property liquidated through the sale of the property.

Prepayment Premium Issues for the Current Month

In the 7/25/2005 remittance, seven loans were paid off with active prepayment flags, all of which had premiums remitted totaling $44,449. Please refer to the prepayment premium analysis section of this report for additional information on the loans that were paid off in June 2005.

Loss Analysis

As of the 7/25/2005 distribution, no losses have passed through to the trust. A monthly loss distribution graph will be included with this report beginning with the month in which the first loss occurs.

2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Prepayments
Mortgage Data Through: June 30, 2005

Total Cash Flows
                                               25-Jul-05   25-Jun-05   25-May-05
Remitted by Servicers                           $44,449     $40,520     $14,719
Remitted by Trustee                             $44,449     $49,903     $14,719
Difference                                      $0          $9,383      $0

Total Collections by the Servicer
                                                25-Jul-05  25-Jun-05   25-May-05

Total Paid-Off Loans (A)                           47          33          35
Total Paid-Off Loans with Flags                     7           3           4

Exceptions                                          0           0           0
Expired Prepayment Clauses                          0           0           0
Liquidations (charge-offs, short sale, REO)         0           0           0
Acceleration of Debt                                0           0           0
Note did not Allow                                  0           0           0
Total Exceptions                                    0           0           0

Other Exceptions
Prohibited under State Statutes                     0           0           0

Loans with Active Prepayment                        7           3           3
Premiums with Remitted Premiums ( B )

Loans without Prepayment                            0           1           0
Flags with Remitted Premiums

Total Loans with Remitted                           7           4           3
Prepayment Premiums ( C )

Loans with Active Prepayment Premiums ( D )         7           3           4

Premiums Remitted for Loans with Active           100.00%    100.00%      75.00%
Prepayment Flags (B/D)

Total Loans with Remitted Premiums (C/D)          100.00%    133.33%      75.00%

Total Loans with Remitted Premiums to              14.89%    12.12%       8.57%
the Total Paid-Off Loans (C/A)

2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans with Prepayment Flags for SASCO 2005-GEL2
Mortgage Data Through: June 30, 2005

Murrayhill State  Del.   Orig.  PPP   Exp.    Payoff   Premium   % of Premium
    ID           String  Date   Flag  Date    Balance  Remitted  to Payoff
                                                                 Balance
6284328     AZ    CC0   10/15/02  3  10/15/05 $135,904 $4,324     3%
6284458     FL    360    5/24/04  2   5/24/06 $214,216 $6,631     3%
6284432     CA    CC0    5/26/04  2   5/26/06 $592,734 $14,359    2%
6284431     FL    C30    8/30/04  2   8/30/06 $160,398 $5,416     3%
6284495     CA    CC0    9/30/04  2   9/30/06 $255,670 $6,660     3%
6284302     FL    CC0    4/30/02  5   4/30/07 $57,570  $2,702     5%
6284470     CA    CC0    5/26/04  3   5/26/07 $111,841 $4,355     4%

2005 The Murrayhill Company. All Rights Reserved.

Section Three
Analytics
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Delinquent Balance Over Time
Mortgage Data Through: June 30, 2005

AsOfDate 30 Days    60 Days        90 Days           FC            REO
4/30/05 $4,254,844  $1,694,330      $0           $1,372,214        $0
5/31/05 $5,711,814  $2,724,481      $716,842     $1,507,109        $0
6/30/05 $6,314,300  $3,038,737      $1,029,059   $2,032,257        $0

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Delinquent Count Over Time
Mortgage Data Through: June 30, 2005

AsOfDate       30 Days      60 Days       90 Days         FC             REO
4/30/05           44           15           0              8              0
5/31/05           45           29           9              8              0
6/30/05           51           18          11             16              0

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Conditional Prepayment Rates
Mortgage Data Through: June 30, 2005

Date*        Distribution    CPR    3-Month MA  6-Month MA   12-Month MA
              Date
6/30/05        7/25/05      41.72%
5/31/05        6/25/05      31.89%
4/30/05        5/25/05      38.96%

*Data in table is displayed for only the most recent 18 months.
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Historical SDA Performance
Mortgage Data Through: June 30, 2005

         Weighted   Default Monthly    CDR     SDA     SDA
Date    Average Age  Amt    Default   (F-R)   Curve     %
                             Rate
6/30/05   44.75      $0     0.00%     0.00%   0.60%     0%
5/31/05   43.94      $0     0.00%     0.00%   0.60%     0%
4/30/05   43.00      $0     0.00%     0.00%   0.60%     0%

Averages: 43.90      $0     0.00%     0.00%   0.60%     0%

2005 The Murrayhill Company. All Rights Reserved.